EXHIBIT 10.31


BANK OF BOSTON
CONNECTICUT
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July 24, 1996

Mr. John Warfel
SVP-Finance
Starter Corporation
370 James Street
New Haven, CT. 06513

RE: Amendment of Starter Corporation's Commercial Revolving Loan and Security Agreement dated March 30, 1995, as amended by a First Amendment dated June 14, 1995; a Second Amendment dated January 31, 1996; and a Third Amendment dated May 17, 1996, the "Agreement".

John,

The undersigned Banks, the Bank of Boston Connecticut, Fleet Bank, N.A., The Chase Manhattan Bank, N.A., People's Bank, Corestates Bank, N.A., BHF Bank-Aktiengelleschaft, National Bank of Canada, and The Sanwa Bank Limited, hereby acknowledge their consent to amend, as detailed below, the Agreement subject to the receipt of a fee of $50,000 payable to the Agent, for the account of the Banks, upon execution of this letter, the "Letter Agreement":

     (1) The maximum limit on availability against Eligible Inventory as outlined in Section 1 (D)(ii) will be $60,000,000 for June, July and August of 1996.

     (2) The Direct Loan Sublimit as defined in Section 1(E)(ii) will be $110,000,000 for July and August of 1996.

     (3) The Quick Ratio as of June 30, 1996 [Section 3.7(E)(ii)] will be amended to .35x.

In all other respects, the Agreement, as herein modified, shall be and remain in full force and effect.

BANK OF BOSTON CONNECTICUT, as Agent

By
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    Its

FLEET BANK, NATIONAL ASSOCIATION

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    Its















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THE CHASE MANHATTAN BANK, N.A.

By
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    Its

PEOPLE'S BANK

By
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    Its

CORESTATES BANK, N.A.

By
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    Its

BHF-BANK AKTIENGELLESCHAFT

By
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    Its

By
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    Its

NATIONAL BANK OF CANADA

By
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    Its

By
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    Its

THE SANWA BANK LIMITED

By
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    Its

BANK OF BOSTON CONNECTICUT

By
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    Its

STARTER CORPORATION

By
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    Its